FIRST AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT


         THIS FIRST AMENDMENT to 1997 REVOLVING CREDIT AGREEMENT (the "First Amendment") is intended to amend the terms of the 1997 Revolving Credit
Agreement (the "Agreement") dated as of February 26, 1997, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; FIRST BANK, NATIONAL ASSOCIATION; BANK OF MONTREAL; LASALLE NATIONAL BANK; and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

         The parties hereby acknowledge that, effective as of the date hereof, $38,000,000 of the outstanding balance of the Borrower's loan shall be converted to a term loan in accordance with Section 2.4 of the Agreement. Such loan shall bear interest at the rate of 7.865% per annum. In Section 2.1 of the Agreement, the reference to the maximum amount of revolving credit available to be advanced shall be reduced from $59,500,000 to $33,000,000, and the references to each Bank's maximum advance limit shall be reduced accordingly on a pro rata basis, as shown on Exhibit A. No further increases in the Base Revolving Credit Facility are available to be implemented under Section 2.1 of the Agreement.

         In connection with this First Amendment the Borrower is contemporaneously executing and delivering to the Banks Converted Notes dated as of the date hereof in the respective principal amounts shown on Exhibit A hereto. This First Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

         This First Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

         Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT TO 1997 REVOLVING CREDIT AGREEMENT dated as of March 31, 1997.


                                       1

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

                                           DATA TRANSMISSION NETWORK
                                           CORPORATION



                                            By
                                              ----------------------------------
                                              Title:

                                            FIRST NATIONAL BANK OF OMAHA



                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           THE SUMITOMO BANK, LIMITED


                                           By
                                             -----------------------------------
                                             Title:



                                           By
                                             -----------------------------------
                                             Title:







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:


                                           --------
                                           Borrower

                                           FIRST NATIONAL BANK, WAHOO,
                                           NEBRASKA



                                           By
                                             -----------------------------------
                                             Title:




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           NBD BANK


                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           NORWEST BANK NEBRASKA, N.A.



                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           LASALLE NATIONAL BANK, a national
                                           banking association




                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           MERCANTILE BANK OF
                                           ST. LOUIS, N.A.


                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           FIRST BANK, NATIONAL
                                           ASSOCIATION


                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           THE BOATMEN'S NATIONAL BANK
                                           OF ST. LOUIS



                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                           BANK OF MONTREAL, a Canadian bank



                                           By
                                             -----------------------------------
                                             Title:


NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                           INITIALED:

                                           --------
                                           Borrower

                                       11

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


                                    Exhibit A
                                       to
                               FIRST AMENDMENT TO
                         1997 REVOLVING CREDIT AGREEMENT

                                                               Maximum Amount
                                               Converted       Available Under
Bank                Pro Rata %                 Note Amount   Revolving Facility*
----------          ----------                 -----------   -------------------

FNB-O                    20.7%                 $ 7,866,000           $ 6,831,000
FNB-W                      .5%                     190,000               165,000
NBD                      11.9%                   4,522,000             3,927,000
Norwest                  4.8 %                   1,824,000             1,584,000
LaSalle                  19.9%                   7,562,000             6,567,000
Sumitomo                 10.0%                   3,800,000             3,300,000
Mercantile               10.3%                   3,914,000             3,399,000
Montreal                 11.6%                   4,408,000             3,828,000
First Bank               10.3%                   3,914,000             3,399,000
                     ---------                ------------

                                               $38,000,000           $33,000,000



*Includes current amounts outstanding after Conversion

                                       12

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